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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                              February 21, 2006


                            Gardner Denver, Inc.
                     -----------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      1-13215                  76-0419383
  ------------------------       -------------------      ---------------------
     (State or Other                 (Commission              (IRS Employer
     Jurisdiction of                 File Number)          Identification No.)
      Incorporation)



                   1800 Gardner Expressway                           62305
                       Quincy, Illinois                          ------------
         ------------------------------------------------         (Zip Code)
           (Address of Principal Executive Offices)


                               (217) 222-5400
                     -----------------------------------
            (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  OTHER EVENTS

         On February 21, 2006, Gardner Denver, Inc. (the "Company") issued a press release announcing the approval by the Company's Board of Directors of a two-for-one split of the Company's common stock to be effected in the form of a 100% stock dividend, subject to the stockholder approval of an increase in the number of authorized shares of the Company's common stock (the "Press Release"). A copy of the Press Release is furnished with this report as
Exhibit 99.1 to this Form 8-K and incorporated by reference herein.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      99.1         Gardner Denver, Inc. Press Release dated February 21, 2006




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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GARDNER DENVER, INC.


Date:  February 21, 2006            By:       /s/ Tracy D. Pagliara
                                       -----------------------------------------
                                       Tracy D. Pagliara
                                       Vice President, Administration,
                                       General Counsel and Secretary







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                                EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
-----------          ------------------------------------------------

   99.1              Gardner Denver, Inc. Press Release dated February 21, 2006







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